EXHIBIT 10.6
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                            ASSIGNMENT AND ASSUMPTION
                       OF AIR AMBULANCE SERVICES AGREEMENT
                                   AND CONSENT

         This Assignment and Assumption of Air Ambulance Services Agreement and Consent ("Assignment") is entered into by and among American Air Network, Inc.("AANI"), American Air Network Alaska, Inc ("AANA") and Yukon-Kuskokwim Health Corporation ("YKHC") based upon the following facts:

                                    RECITALS

         A. AANI, and YKHC are parties to that certain Air Ambulance Agreement of even date ("Air Ambulance Agreement").

         B. For various reasons, AANI has formed a separate legal entity, AANA to assume and perform its duties under the Air Ambulance Services Agreement

         C. The parties wish to provide for the terms and conditions of an assignment and consent whereby AANI assigns and AANA assumes all rights and obligations set forth in Air Ambulance Agreement and YKHC consents to said assignment. .

                       ASSIGNMENT, ASSUMPTION AND CONSENT

         1. ASSIGNMENT AND ASSUMPTION. AANI hereby assigns and AANA hereby assumes all obligations, duties, rights and benefits set forth in the Air Ambulance Agreement and AANA unconditionally and irrevocably assumes and agrees to perform all of AANI's obligations and duties under the Air Ambulance Agreement and to be bound by all the terms and conditions thereof to the same extent as if AANA were an original party to the Air Ambulance Agreement.

         2. CONSENT. YKHC hereby consentsw to the assignment by AANI and the assumption by AANA of the Air Ambulance Agreement subject to YKHC's rights against AANI as set forth in paragraph 17 of the Air Ambulance Services Agreement Further, should AANA fail to perform in any material respect under the Air Ambulance Services Agreement, AANI shall be required to perform all obligations set forth in the agreement.

         3. INDEMNIFICATION AANA shall indemnify, defend, and hold AANI harmless from any and all claims that may arise under the terms of the Air Ambulance Agreement based upon events that take place after the effective date of this Assignment.

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         4. MISCELLANEOUS

                  4.1 HEIRS AND ASSIGNS. This Assignment shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and assigns.

                  4.2 INTEGRATION CLAUSE. This Assignment, along with the documents referenced herein, constitutes the entire assignment by and among the parties hereto with respect to the subject matter hereof and supercedes all prior agreements and undertakings, oral and written.

                 4.3 ATTORNEYS FEES AND COSTS, JURISDICTION AND VENUE. In the event of a dispute between the parties regarding the terms of this Assignment, or in the event any party commits a suit for the enforcement of the terms and conditions hereof, then the prevailing party shall be entitled to reasonable attorneys fees and costs pertaining to such proceedings. The parties consent that jurisdiction and venue may be laid in the state courts located in either Anchorage or Bethel, Alaska.

                  4.4. COUNTERPARTS. This Assignment may be executed in one or more counterparts which when taken together shall constitute one Assignment.

                  4.5 EFFECTIVE DATE. The effective date of this Assignment shall be the date of the signing of the Air Ambulance Services Agreement by AANI and YKHC.

American Air Network Inc.                     American Air Network Alaska, Inc.



By:________________________________           By:_______________________________

Its:________________________________          Its. _____________________________


                                              Yukon-Kuskokwim Health Corporation



                                              By:_______________________________

                                              Its:______________________________




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